UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Atlanta Capital SMID-Cap Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2023
Eaton Vance
Atlanta Capital SMID-Cap Fund

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, U.S. equity performance was strong. The S&P 500® Index, a broad measure of U.S. stocks, returned 21.62%; the blue-chip Dow Jones Industrial Average® returned 19.18%; and the tech-heavy Nasdaq Composite Index returned 26.11%.
Fund Performance
For the 12-month period ended September 30, 2023, Atlanta Capital SMID-Cap Fund (the Fund) returned 14.42% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 2500™ Index (the Index), which returned 11.28%.
Generally, the Fund seeks to invest in high-quality companies -- companies that typically have strong balance sheets, sustainable cash flows, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics.
On an individual stock basis, the largest contributors to Fund performance versus the Index were overweight positions in Lennox International, Inc. (Lennox) and WEX, Inc. (WEX), as well as an out-of-Index position in Markel Group, Inc. (Markel).
Improving profit margins and durable demand from commercial customers enabled Lennox, a manufacturer of HVAC -- heating, ventilation, and air conditioning -- systems, to raise its guidance on future earnings, driving its stock price higher during the period.
WEX is a technology firm that helps companies manage vehicle fleets, employee benefits, and payment processing. WEX’s stock price rose as the company reported increased transaction volumes in its corporate payments business, higher interest income in its heath care benefits business, and improved earnings from vehicle fleet operations during the period.
The share price of Markel, a specialty insurance provider, rose on strong premium writing, favorable underwriting outcomes, and good investment portfolio performance during the period.
On a sector basis, contributors to performance versus the Index included stock selections in the financials sector; an underweight position in health care -- the worst-performing sector within the Index during the period; stock selections and an underweight position in the utilities sector; and stock selections and an overweight position in the information technology sector.
In contrast, the largest detractors from Fund performance versus the Index on an individual stock basis were overweight positions in Envista Holdings Corp. (Envista) and Carlisle Companies, Inc. (Carlisle).
The share price of Envista, a global manufacturer of dental equipment and consumables, declined as office visits experienced a slower-than-expected recovery following a worldwide decline during the COVID pandemic.
Carlisle -- a century-old manufacturing firm focused on construction-related products -- reported strong corporate fundamentals bolstered by demand for its construction and roofing systems, and the spinoff of a non-core business. However, its stock price declined amid investor concerns about a nationwide slowdown in construction as interest rates rose during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Management’s Discussion of Fund Performance† — continued

On a sector basis, detractors from performance versus the Index included stock selections in the consumer discretionary and industrials sectors, as well as a lack of exposure to the energy sector. The Fund typically has had little to no exposure to the energy sector, which has historically exhibited lower quality characteristics, such as volatile earnings and relatively low return on invested capital.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Performance

Portfolio Manager(s) Charles B. Reed, CFA, William O. Bell IV, CFA and W. Matthew Hereford, CFA, each of Atlanta Capital Management Company, LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/28/2003	04/30/2002	14.42%	7.19%	10.70%
Class A with 5.25% Maximum Sales Charge	—	—	8.43	6.04	10.11
Class C at NAV	10/01/2009	04/30/2002	13.54	6.39	10.04
Class C with 1% Maximum Deferred Sales Charge	—	—	12.54	6.39	10.04
Class I at NAV	04/30/2002	04/30/2002	14.69	7.45	10.97
Class R at NAV	08/03/2009	04/30/2002	14.15	6.92	10.43
Class R6 at NAV	07/01/2014	04/30/2002	14.77	7.54	11.07

Russell 2500™Index	—	—	11.28%	4.54%	7.90%
Russell 2000® Index	—	—	8.93	2.39	6.64
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R	Class R6
	1.14%	1.89%	0.88%	1.39%	0.82%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$26,040	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$2,834,542	N.A.
Class R	$10,000	09/30/2013	$26,973	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$14,289,568	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
W.R. Berkley Corp.	4.7%
Carlisle Cos., Inc.	4.0
Markel Group, Inc.	3.5
Brown & Brown, Inc.	3.2
Morningstar, Inc.	3.1
CACI International, Inc., Class A	2.9
Aramark	2.9
Teleflex, Inc.	2.6
AptarGroup, Inc.	2.6
Booz Allen Hamilton Holding Corp.	2.6
Total	32.1%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 2500™ Index is an unmanaged index of approximately 2,500 small- and mid-cap U.S. stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

6

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,016.50	$5.76	1.14%
Class C	$1,000.00	$1,012.70	$9.54	1.89%
Class I	$1,000.00	$1,017.70	$4.50	0.89%
Class R	$1,000.00	$1,015.30	$7.02	1.39%
Class R6	$1,000.00	$1,018.10	$4.15	0.82%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.35	$5.77	1.14%
Class C	$1,000.00	$1,015.59	$9.55	1.89%
Class I	$1,000.00	$1,020.61	$4.51	0.89%
Class R	$1,000.00	$1,018.10	$7.03	1.39%
Class R6	$1,000.00	$1,020.96	$4.15	0.82%
*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
7

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Portfolio of Investments

Common Stocks — 95.5%
Security	Shares	Value
Aerospace & Defense — 1.6%
Hexcel Corp.	2,665,405	$ 173,624,482
		$ 173,624,482
Banks — 1.3%
Columbia Banking System, Inc.	3,266,157	$ 66,302,987
Prosperity Bancshares, Inc.	1,467,639	80,103,737
		$ 146,406,724
Building Products — 6.8%
Advanced Drainage Systems, Inc.	475,787	$ 54,158,834
Carlisle Cos., Inc.	1,691,734	438,598,957
Lennox International, Inc.	678,679	254,124,565
		$ 746,882,356
Capital Markets — 8.4%
Affiliated Managers Group, Inc.	1,636,405	$ 213,289,028
FactSet Research Systems, Inc.	267,462	116,950,434
Morningstar, Inc.(1)	1,434,185	335,943,494
SEI Investments Co.	4,259,526	256,551,251
		$ 922,734,207
Chemicals — 2.4%
RPM International, Inc.	2,768,494	$ 262,480,916
		$ 262,480,916
Consumer Staples Distribution & Retail — 1.8%
Casey's General Stores, Inc.	728,866	$ 197,901,696
		$ 197,901,696
Containers & Packaging — 3.9%
AptarGroup, Inc.	2,304,203	$ 288,117,543
Avery Dennison Corp.	778,474	142,203,846
		$ 430,321,389
Distributors — 3.8%
LKQ Corp.	5,605,509	$ 277,528,750
Pool Corp.(1)	385,439	137,254,828
		$ 414,783,578
Security	Shares	Value
Diversified Consumer Services — 0.9%
Service Corp. International	1,766,212	$ 100,921,354
		$ 100,921,354
Electrical Equipment — 0.5%
Acuity Brands, Inc.	345,751	$ 58,884,853
		$ 58,884,853
Electronic Equipment, Instruments & Components — 2.2%
Trimble, Inc.(2)	4,356,859	$ 234,660,426
		$ 234,660,426
Financial Services — 3.2%
Jack Henry & Associates, Inc.	694,300	$ 104,936,502
WEX, Inc.(2)	1,302,965	245,074,687
		$ 350,011,189
Ground Transportation — 4.7%
J.B. Hunt Transport Services, Inc.	1,212,630	$ 228,605,008
Landstar System, Inc.	1,579,397	279,458,505
		$ 508,063,513
Health Care Equipment & Supplies — 4.7%
Envista Holdings Corp.(2)	8,101,021	$ 225,856,466
Teleflex, Inc.	1,483,367	291,348,112
		$ 517,204,578
Health Care Providers & Services — 0.6%
Henry Schein, Inc.(2)	891,905	$ 66,223,946
		$ 66,223,946
Hotels, Restaurants & Leisure — 4.9%
Aramark	8,971,146	$ 311,298,766
Choice Hotels International, Inc.(1)	1,806,542	221,319,460
		$ 532,618,226
Insurance — 11.4%
Brown & Brown, Inc.	4,981,299	$ 347,893,922
Markel Group, Inc.(2)	262,848	387,041,052
W.R. Berkley Corp.	8,084,356	513,275,762
		$ 1,248,210,736
IT Services — 2.8%
Gartner, Inc.(2)	155,377	$ 53,389,091
GoDaddy, Inc., Class A(2)	3,336,135	248,475,335
		$ 301,864,426

8
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Portfolio of Investments — continued

Security	Shares	Value
Life Sciences Tools & Services — 1.1%
Bio-Techne Corp.	1,746,696	$ 118,897,597
		$ 118,897,597
Machinery — 4.2%
Graco, Inc.	1,550,857	$ 113,026,458
IDEX Corp.	787,756	163,869,003
Nordson Corp.	817,252	182,386,129
		$ 459,281,590
Marine Transportation — 2.0%
Kirby Corp.(2)	2,606,248	$ 215,797,334
		$ 215,797,334
Professional Services — 9.1%
Booz Allen Hamilton Holding Corp.	2,576,579	$ 281,542,788
Broadridge Financial Solutions, Inc.	907,841	162,548,931
CACI International, Inc., Class A(2)	1,010,743	317,302,550
FTI Consulting, Inc.(2)	791,852	141,274,315
TransUnion	1,291,509	92,717,431
		$ 995,386,015
Real Estate Management & Development — 1.4%
Jones Lang LaSalle, Inc.(2)	1,106,672	$ 156,239,953
		$ 156,239,953
Software — 6.5%
Blackbaud, Inc.(2)	2,361,550	$ 166,064,196
Dolby Laboratories, Inc., Class A(3)	3,297,708	261,376,336
Manhattan Associates, Inc.(2)	713,481	141,026,655
Tyler Technologies, Inc.(2)	367,667	141,970,935
		$ 710,438,122
Specialty Retail — 2.3%
Burlington Stores, Inc.(2)	1,290,499	$ 174,604,515
Ulta Beauty, Inc.(2)	199,621	79,738,608
		$ 254,343,123
Textiles, Apparel & Luxury Goods — 3.0%
Columbia Sportswear Co.	2,456,900	$ 182,056,290
Deckers Outdoor Corp.(2)	272,050	139,858,184
		$ 321,914,474
Total Common Stocks (identified cost $6,340,942,811)		$10,446,096,803

Short-Term Investments — 4.6%
Affiliated Fund — 4.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(4)	485,557,136	$ 485,557,136
Total Affiliated Fund (identified cost $485,557,136)		$ 485,557,136

Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(5)	13,873,356	$ 13,873,356
Total Securities Lending Collateral (identified cost $13,873,356)		$ 13,873,356
Total Short-Term Investments (identified cost $499,430,492)		$ 499,430,492
Total Investments — 100.1% (identified cost $6,840,373,303)		$10,945,527,295
Other Assets, Less Liabilities — (0.1)%		$ (14,254,128)
Net Assets — 100.0%		$10,931,273,167
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $85,806,601.
(2)	Non-income producing security.
(3)	Affiliated company (see Note 10).
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(5)	Represents investment of cash collateral received in connection with securities lending.

9
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Unaffiliated investments, at value (identified cost $6,084,739,811) — including $85,806,601 of securities on loan	$ 10,198,593,823
Affiliated investments, at value (identified cost $755,633,492)	746,933,472
Dividends receivable	7,273,003
Dividends receivable from affiliated investments	2,065,969
Receivable for Fund shares sold	14,554,484
Securities lending income receivable	37,638
Trustees' deferred compensation plan	200,799
Total assets	$10,969,659,188
Liabilities
Collateral for securities loaned	$ 13,873,356
Payable for Fund shares redeemed	14,973,232
Payable to affiliates:
Investment adviser fee	7,184,889
Distribution and service fees	392,048
Trustees' deferred compensation plan	200,799
Accrued expenses	1,761,697
Total liabilities	$ 38,386,021
Net Assets	$10,931,273,167
Sources of Net Assets
Paid-in capital	$ 6,542,024,850
Distributable earnings	4,389,248,317
Net Assets	$10,931,273,167
Class A Shares
Net Assets	$ 899,627,879
Shares Outstanding	30,403,679
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 29.59
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 31.23
Class C Shares
Net Assets	$ 32,259,034
Shares Outstanding	1,306,554
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 24.69
Class I Shares
Net Assets	$ 5,855,448,686
Shares Outstanding	166,808,559
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 35.10
Class R Shares
Net Assets	$ 402,021,652
Shares Outstanding	14,400,481
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 27.92
10
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Statement of Assets and Liabilities   — continued

September 30, 2023
Class R6 Shares
Net Assets	$3,741,915,916
Shares Outstanding	105,467,920
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 35.48
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
11
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income	$ 89,475,884
Dividend income from affiliated investments	18,832,490
Securities lending income, net	78,801
Total investment income	$ 108,387,175
Expenses
Investment adviser fee	$ 84,188,653
Distribution and service fees:
Class A	2,454,581
Class C	333,192
Class R	2,080,128
Trustees’ fees and expenses	108,500
Custodian fee	1,452,348
Transfer and dividend disbursing agent fees	5,611,686
Legal and accounting services	238,234
Printing and postage	439,465
Registration fees	391,149
Miscellaneous	350,678
Total expenses	$ 97,648,614
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 482,991
Total expense reductions	$ 482,991
Net expenses	$ 97,165,623
Net investment income	$ 11,221,552
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 422,057,178
Net realized gain	$ 422,057,178
Change in unrealized appreciation (depreciation):
Investments	$ 902,875,255
Investments - affiliated investments	40,229,586
Net change in unrealized appreciation (depreciation)	$ 943,104,841
Net realized and unrealized gain	$1,365,162,019
Net increase in net assets from operations	$1,376,383,571
12
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$ 11,221,552	$ (7,110,800)
Net realized gain	422,057,178	1,092,670,634
Net change in unrealized appreciation (depreciation)	943,104,841	(2,114,770,352)
Net increase (decrease) in net assets from operations	$ 1,376,383,571	$ (1,029,210,518)
Distributions to shareholders:
Class A	$ (108,934,039)	$ (149,071,743)
Class C	(4,260,378)	(5,783,966)
Class I	(499,140,366)	(575,449,101)
Class R	(48,760,578)	(59,776,460)
Class R6	(331,101,134)	(444,967,262)
Total distributions to shareholders	$ (992,196,495)	$ (1,235,048,532)
Transactions in shares of beneficial interest:
Class A	$ (19,194,346)	$ (202,279,186)
Class C	1,246,644	(4,268,873)
Class I	833,476,653	256,178,647
Class R	9,623,772	(12,789,464)
Class R6	351,159,926	(464,945,199)
Net increase (decrease) in net assets from Fund share transactions	$ 1,176,312,649	$ (428,104,075)
Net increase (decrease) in net assets	$ 1,560,499,725	$ (2,692,363,125)
Net Assets
At beginning of year	$ 9,370,773,442	$12,063,136,567
At end of year	$10,931,273,167	$ 9,370,773,442
13
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 28.950	$ 36.680	$ 30.690	$ 34.740	$ 34.450
Income (Loss) From Operations
Net investment loss(1)	$ (0.038)	$ (0.096)	$ (0.160)	$ (0.088)	$ (0.088)
Net realized and unrealized gain (loss)	4.220	(3.307)	9.835	(1.586)	2.526
Total income (loss) from operations	$ 4.182	$ (3.403)	$ 9.675	$ (1.674)	$ 2.438
Less Distributions
From net realized gain	$ (3.542)	$ (4.327)	$ (3.685)	$ (2.376)	$ (2.148)
Total distributions	$ (3.542)	$ (4.327)	$ (3.685)	$ (2.376)	$ (2.148)
Net asset value — End of year	$ 29.590	$ 28.950	$ 36.680	$ 30.690	$ 34.740
Total Return(2)	14.42%	(10.60)%	34.78%	(5.21)%	8.29%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$899,628	$897,642	$1,347,594	$1,360,610	$1,764,848
Ratios (as a percentage of average daily net assets):
Expenses	1.14% (3)	1.14% (3)	1.14%	1.17%	1.17%
Net investment loss	(0.13)%	(0.29)%	(0.46)%	(0.29)%	(0.28)%
Portfolio Turnover	14%	7%	9%	21%	16%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
14
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 24.840	$ 32.290	$ 27.620	$ 31.700	$ 31.870
Income (Loss) From Operations
Net investment loss(1)	$ (0.220)	$ (0.300)	$ (0.371)	$ (0.290)	$ (0.298)
Net realized and unrealized gain (loss)	3.612	(2.823)	8.726	(1.429)	2.276
Total income (loss) from operations	$ 3.392	$ (3.123)	$ 8.355	$ (1.719)	$ 1.978
Less Distributions
From net realized gain	$ (3.542)	$ (4.327)	$ (3.685)	$ (2.361)	$ (2.148)
Total distributions	$ (3.542)	$ (4.327)	$ (3.685)	$ (2.361)	$ (2.148)
Net asset value — End of year	$24.690	$24.840	$32.290	$ 27.620	$ 31.700
Total Return(2)	13.54%	(11.25)%	33.76%	(5.89)%	7.46%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 32,259	$ 31,131	$ 45,010	$101,804	$181,257
Ratios (as a percentage of average daily net assets):
Expenses	1.89% (3)	1.89% (3)	1.89%	1.92%	1.92%
Net investment loss	(0.87)%	(1.04)%	(1.21)%	(1.03)%	(1.03)%
Portfolio Turnover	14%	7%	9%	21%	16%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
15
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 33.690	$ 41.880	$ 34.480	$ 38.710	$ 38.030
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.046	$ (0.014)	$ (0.080)	$ (0.012)	$ (0.009)
Net realized and unrealized gain (loss)	4.906	(3.849)	11.165	(1.767)	2.837
Total income (loss) from operations	$ 4.952	$ (3.863)	$ 11.085	$ (1.779)	$ 2.828
Less Distributions
From net investment income	$ —	$ —	$ —	$ (0.015)	$ —
From net realized gain	(3.542)	(4.327)	(3.685)	(2.436)	(2.148)
Total distributions	$ (3.542)	$ (4.327)	$ (3.685)	$ (2.451)	$ (2.148)
Net asset value — End of year	$ 35.100	$ 33.690	$ 41.880	$ 34.480	$ 38.710
Total Return(2)	14.69%	(10.36)%	35.08%	(4.95)%	8.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,855,449	$4,809,702	$5,667,586	$5,185,675	$6,906,251
Ratios (as a percentage of average daily net assets):
Expenses	0.89% (3)	0.88% (3)	0.88%	0.92%	0.92%
Net investment income (loss)	0.13%	(0.04)%	(0.20)%	(0.04)%	(0.03)%
Portfolio Turnover	14%	7%	9%	21%	16%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
16
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Financial Highlights — continued

	Class R
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 27.550	$ 35.190	$ 29.660	$ 33.710	$ 33.580
Income (Loss) From Operations
Net investment loss(1)	$ (0.106)	$ (0.172)	$ (0.238)	$ (0.161)	$ (0.162)
Net realized and unrealized gain (loss)	4.018	(3.141)	9.453	(1.528)	2.440
Total income (loss) from operations	$ 3.912	$ (3.313)	$ 9.215	$ (1.689)	$ 2.278
Less Distributions
From net realized gain	$ (3.542)	$ (4.327)	$ (3.685)	$ (2.361)	$ (2.148)
Total distributions	$ (3.542)	$ (4.327)	$ (3.685)	$ (2.361)	$ (2.148)
Net asset value — End of year	$ 27.920	$ 27.550	$ 35.190	$ 29.660	$ 33.710
Total Return(2)	14.15%	(10.82)%	34.41%	(5.43)%	8.01%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$402,022	$387,000	$504,892	$480,822	$588,076
Ratios (as a percentage of average daily net assets):
Expenses	1.39% (3)	1.39% (3)	1.39%	1.42%	1.42%
Net investment loss	(0.37)%	(0.54)%	(0.70)%	(0.54)%	(0.53)%
Portfolio Turnover	14%	7%	9%	21%	16%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
17
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 34.000	$ 42.200	$ 34.690	$ 38.930	$ 38.200
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.070	$ 0.011	$ (0.051)	$ 0.019	$ 0.023
Net realized and unrealized gain (loss)	4.952	(3.884)	11.246	(1.774)	2.855
Total income (loss) from operations	$ 5.022	$ (3.873)	$ 11.195	$ (1.755)	$ 2.878
Less Distributions
From net investment income	$ —	$ —	$ —	$ (0.049)	$ —
From net realized gain	(3.542)	(4.327)	(3.685)	(2.436)	(2.148)
Total distributions	$ (3.542)	$ (4.327)	$ (3.685)	$ (2.485)	$ (2.148)
Net asset value — End of year	$ 35.480	$ 34.000	$ 42.200	$ 34.690	$ 38.930
Total Return(2)	14.77%	(10.30)%	35.19%	(4.85)%	8.64%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,741,916	$3,245,298	$4,498,054	$3,834,042	$3,638,192
Ratios (as a percentage of average daily net assets):
Expenses	0.82% (3)	0.82% (3)	0.81%	0.82%	0.82%
Net investment income (loss)	0.20%	0.03%	(0.13)%	0.06%	0.07%
Portfolio Turnover	14%	7%	9%	21%	16%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
18
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Atlanta Capital SMID-Cap Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of September 30, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the
19

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Notes to Financial Statements — continued

defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$ —	$ 86,214,622
Long-term capital gains	$992,196,495	$1,148,833,910
During the year ended September 30, 2023, distributable earnings was decreased by $46,716,740 and paid-in capital was increased by $46,716,740 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 15,135,896
Undistributed long-term capital gains	279,650,326
Net unrealized appreciation	4,094,462,095
Distributable earnings	$4,389,248,317
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$6,851,065,200
Gross unrealized appreciation	$ 4,235,143,035
Gross unrealized depreciation	(140,680,940)
Net unrealized appreciation	$4,094,462,095
20

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	1.0000%
$500 million but less than $1 billion	0.9375%
$1 billion but less than $2.5 billion	0.8750%
$2.5 billion but less than $5 billion	0.8125%
$5 billion but less than $7.5 billion	0.7500%
$7.5 billion but less than $10 billion	0.7200%
$10 billion but less than $15 billion	0.7100%
$15 billion and over	0.6900%
For the year ended September 30, 2023, the investment adviser fee amounted to $84,188,653 or 0.79% of the Fund’s average daily net assets. Eaton Vance Management (EVM), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, serves as administrator of the Fund, but receives no compensation. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund to Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays Atlanta Capital a portion of its investment adviser fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment adviser fee paid was reduced by $482,991 relating to the Fund’s investment in the Liquidity Fund.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, EVM earned $340,770 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $21,586 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of BMR, EVM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2023 in the amount of $8,161. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2023 amounted to $2,454,581 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2023, the Fund paid or accrued to EVD $249,894 for Class C shares.
The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended September 30, 2023, the Fund paid or accrued to EVD $1,040,064 for Class R shares.
21

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Notes to Financial Statements — continued

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2023 amounted to $83,298 and $1,040,064 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2023, the Fund was informed that EVD received approximately $3,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $1,419,385,144 and $1,574,049,048, respectively, for the year ended September 30, 2023.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	5,397,814	$ 161,627,707	4,657,684	$ 154,067,695
Issued to shareholders electing to receive payments of distributions in Fund shares	3,195,166	94,736,673	4,020,572	131,110,853
Redemptions	(9,193,404)	(275,558,726)	(14,415,597)	(487,457,734)
Net decrease	(600,424)	$ (19,194,346)	(5,737,341)	$ (202,279,186)
Class C
Sales	312,192	$ 7,828,750	134,784	$ 3,842,080
Issued to shareholders electing to receive payments of distributions in Fund shares	163,715	4,074,859	199,299	5,610,269
Redemptions	(422,798)	(10,656,965)	(474,625)	(13,721,222)
Net increase (decrease)	53,109	$ 1,246,644	(140,542)	$ (4,268,873)
Class I
Sales	47,988,171	$ 1,682,249,685	28,541,520	$ 1,080,885,929
Issued to shareholders electing to receive payments of distributions in Fund shares	11,781,967	413,664,849	12,768,891	483,557,902
Redemptions	(35,711,998)	(1,262,437,881)	(33,874,580)	(1,308,265,184)
Net increase	24,058,140	$ 833,476,653	7,435,831	$ 256,178,647
22

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Notes to Financial Statements — continued

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class R
Sales	814,773	$ 23,061,461	548,207	$ 17,567,078
Issued to shareholders electing to receive payments of distributions in Fund shares	1,735,882	48,656,759	1,918,112	59,653,272
Redemptions	(2,195,722)	(62,094,448)	(2,767,967)	(90,009,814)
Net increase (decrease)	354,933	$ 9,623,772	(301,648)	$ (12,789,464)
Class R6
Sales	24,698,126	$ 873,551,426	17,505,967	$ 680,724,844
Issued to shareholders electing to receive payments of distributions in Fund shares	7,395,231	262,234,878	9,234,446	352,663,487
Redemptions	(22,075,945)	(784,626,378)	(37,872,837)	(1,498,333,530)
Net increase (decrease)	10,017,412	$ 351,159,926	(11,132,424)	$ (464,945,199)
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
9  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.
At September 30, 2023, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $85,806,601 and $88,516,696, respectively. Collateral received was comprised of cash of $13,873,356 and U.S. government and/or agencies securities of $74,643,340. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.
23

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$13,873,356	$ —	$ —	$ —	$13,873,356
The carrying amount of the liability for collateral for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at September 30, 2023.
10  Affiliated Investments
An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At September 30, 2023, the value of the Fund's investments in affiliated companies and funds was $746,933,472, which represents 6.8% of the Fund's net assets. Transactions in affiliated companies and funds by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Common Stocks*
Dolby Laboratories, Inc., Class A	$193,068,246	$ 28,078,504	$ —	$ —	$ 40,229,586	$ 261,376,336	$ 3,290,769	3,297,708
Short-Term Investments
Liquidity Fund	160,393,817	1,864,273,036	(1,539,109,717)	—	—	485,557,136	15,541,721	485,557,136
Total				$ —	$40,229,586	$746,933,472	$18,832,490
*	The related industry is the same as the presentation in the Portfolio of Investments.
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
24

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Notes to Financial Statements — continued

At September 30, 2023, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 10,446,096,803*	$ —	$ —	$ 10,446,096,803
Short-Term Investments:
Affiliated Fund	485,557,136	—	—	485,557,136
Securities Lending Collateral	13,873,356	—	—	13,873,356
Total Investments	$ 10,945,527,295	$ —	$ —	$10,945,527,295
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
25

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital SMID-Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital SMID-Cap Fund (the “Fund") (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
26

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $92,493,455, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2023, $410,485,740 or, if subsequently determined to be different, the net capital gain of such year.
27

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
28

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Atlanta Capital SMID-Cap Fund (the “Fund”) and Boston Management and Research (the “Adviser”) and the sub-advisory agreement between the Adviser and Atlanta Capital Management
29

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

Company, LLC (the “Sub-adviser”), an affiliate of Eaton Vance Management, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
30

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
31

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
32

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund Complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
33

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (ecommerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
34

Eaton Vance
Atlanta Capital SMID-Cap Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
35

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
36

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
37

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
38

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This Page Intentionally Left Blank

Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Atlanta Capital Management Company, LLC
1075 Peachtree Street NE
Suite 2100
Atlanta, GA 30309
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1452    9.30.23

Eaton Vance
Atlanta Capital
Focused Growth Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2023
Eaton Vance
Atlanta Capital Focused Growth Fund

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, U.S. equity performance was strong. The S&P 500® Index, a broad measure of U.S. stocks, returned 21.62%; the blue-chip Dow Jones Industrial Average® returned 19.18%; and the tech-heavy Nasdaq Composite Index returned 26.11%.
Fund Performance
For the 12-month period ended September 30, 2023, Atlanta Capital Focused Growth Fund (the Fund) returned 19.68% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Growth Index (the Index), which returned 27.72%.
On an individual stock basis, the largest detractors from Fund performance versus the Index were not owning Index component NVIDIA Corp. (NVIDIA), and overweight positions in Dollar General Corp. (Dollar General) and Danaher Corp. (Danaher).
Not owning semiconductor firm NVIDIA hurt relative performance as its share price more than doubled during the period, lifted by increased demand for NVIDIA’s semiconductor chips in the burgeoning artificial intelligence, or AI, industry.
Discount retailer Dollar General’s stock price fell as its key clientele, lower-income consumers, had less money to spend as a result of high inflation and the conclusion of several COVID-era government stimulus programs during the period.
Life sciences firm Danaher provides medical equipment used in drug research and development, and also manufactures materials used in diagnostics, treatments, and vaccinations. Danaher’s stock price rose during the pandemic as its products were in high demand for vaccine production and testing. However, its stock price fell as the COVID-related part of its business declined during the period.
On a sector basis, stock selections and overweight positions in the health care, real estate, and financials sectors, along with stock selections and an underweight position in the information technology sector, all detracted from Fund performance relative to the Index during the period.
In contrast, the largest contributors to Fund performance versus the Index on an individual stock basis were an overweight position in Adobe, Inc. (Adobe), and not owning Index components Tesla, Inc. (Tesla) and Amazon.com, Inc. (Amazon).
Adobe is a dominant producer of software products used to create digital content. Adobe’s stock price soared during the period as the company rode the wave of investment in AI applications.
Not owning electric vehicle (EV) pioneer Tesla helped performance relative to the Index after the company reduced its prices to better compete against other EV builders. Tesla’s stock price declined on investor concerns about the effect on Tesla’s earnings.
While Amazon’s stock price rose during the period, it underperformed the Index on concerns about Amazon Web Services, its cloud-computing division, which reported slower growth than its major competitors and underperformed analysts’ expectations.
On a sector basis, stock selections and an underweight position in the consumer discretionary sector, a lack of holdings in the energy sector, and stock selections in the communication services and materials sectors all contributed to Fund performance relative to the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Performance

Portfolio Manager(s) Joseph B. Hudepohl, CFA, Robert R. Walton, Jr., CFA, Jeffrey A. Miller, CFA and Lance V. Garrison, CFA, each of Atlanta Capital Management Company, LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/28/2003	04/30/2002	19.68%	12.83%	13.57%
Class A with 5.25% Maximum Sales Charge	—	—	13.41	11.61	12.96
Class C at NAV	05/02/2011	04/30/2002	18.73	11.99	12.88
Class C with 1% Maximum Deferred Sales Charge	—	—	17.73	11.99	12.88
Class I at NAV	04/30/2002	04/30/2002	19.92	13.12	13.85
Class R6 at NAV	06/30/2023	04/30/2002	19.92	13.12	13.85

Russell 1000® Growth Index	—	—	27.72%	12.41%	14.47%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	1.03%	1.78%	0.78%	0.73%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$33,599	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$3,660,783	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$18,303,913	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Alphabet, Inc., Class C	8.2%
Visa, Inc., Class A	7.4
Microsoft Corp.	6.7
Danaher Corp.	6.2
Thermo Fisher Scientific, Inc.	5.6
Mastercard, Inc., Class A	5.3
Intuit, Inc.	4.9
TJX Cos., Inc. (The)	4.5
Zoetis, Inc.	4.3
Amphenol Corp., Class A	4.3
Total	57.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023) for Class A, Class C and Class I and (June 30, 2023 to September 30, 2023) for Class R6. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual*
Class A	$1,000.00	$1,034.70	$5.25	1.03%
Class C	$1,000.00	$1,030.90	$9.01	1.77%
Class I	$1,000.00	$1,036.40	$3.98	0.78%
Class R6	$1,000.00	$1,036.40	$1.82	0.70%

Hypothetical **
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.22	1.03%
Class C	$1,000.00	$1,016.19	$8.95	1.77%
Class I	$1,000.00	$1,021.16	$3.95	0.78%
Class R6	$1,000.00	$1,021.56	$3.55	0.70%
*	Class R6 had not commenced operations on April 1, 2023. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period); 93/365 for Class R6 (to reflect the period from the commencement of operations on June 30, 2023 to September 30, 2023). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023 (June 30, 2023 for Class R6).
**	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023 (June 30, 2023 for Class R6).
6

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Portfolio of Investments

Common Stocks — 96.8%
Security	Shares	Value
Capital Markets — 6.6%
Intercontinental Exchange, Inc.	256,734	$ 28,245,875
S&P Global, Inc.	111,611	40,783,775
		$ 69,029,650
Chemicals — 7.7%
Ecolab, Inc.	216,773	$ 36,721,346
Linde PLC	116,519	43,385,850
		$ 80,107,196
Consumer Staples Distribution & Retail — 1.6%
Dollar General Corp.	154,237	$ 16,318,275
		$ 16,318,275
Electronic Equipment, Instruments & Components — 4.3%
Amphenol Corp., Class A	530,855	$ 44,586,511
		$ 44,586,511
Financial Services — 17.7%
Fiserv, Inc.(1)	304,968	$ 34,449,185
Mastercard, Inc., Class A	138,953	55,012,882
PayPal Holdings, Inc.(1)	302,304	17,672,692
Visa, Inc., Class A	338,339	77,821,354
		$ 184,956,113
Insurance — 2.0%
Marsh & McLennan Cos., Inc.	111,471	$ 21,212,931
		$ 21,212,931
Interactive Media & Services — 8.2%
Alphabet, Inc., Class C(1)	646,392	$ 85,226,785
		$ 85,226,785
IT Services — 3.4%
Gartner, Inc.(1)	101,796	$ 34,978,124
		$ 34,978,124
Life Sciences Tools & Services — 11.8%
Danaher Corp.	260,099	$ 64,530,562
Thermo Fisher Scientific, Inc.	115,537	58,481,363
		$ 123,011,925
Security	Shares	Value
Machinery — 2.7%
Xylem, Inc.	314,503	$ 28,629,208
		$ 28,629,208
Pharmaceuticals — 4.3%
Zoetis, Inc.	259,258	$ 45,105,707
		$ 45,105,707
Professional Services — 4.2%
Verisk Analytics, Inc.	184,523	$ 43,591,713
		$ 43,591,713
Software — 14.4%
Adobe, Inc.(1)	57,628	$ 29,384,517
Intuit, Inc.	100,534	51,366,842
Microsoft Corp.	220,278	69,552,779
		$ 150,304,138
Specialized REITs — 3.4%
American Tower Corp.	213,828	$ 35,164,015
		$ 35,164,015
Specialty Retail — 4.5%
TJX Cos., Inc. (The)	527,350	$ 46,870,868
		$ 46,870,868
Total Common Stocks (identified cost $827,851,707)		$1,009,093,159

Short-Term Investments — 3.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(2)	33,062,058	$ 33,062,058
Total Short-Term Investments (identified cost $33,062,058)		$ 33,062,058
Total Investments — 100.0% (identified cost $860,913,765)		$1,042,155,217
Other Assets, Less Liabilities — (0.0)%(3)		$ (44,073)
Net Assets — 100.0%		$1,042,111,144

7

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(3)	Amount is less than (0.05)%.
Abbreviations:
REITs	– Real Estate Investment Trusts
8

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Unaffiliated investments, at value (identified cost $827,851,707)	$ 1,009,093,159
Affiliated investments, at value (identified cost $33,062,058)	33,062,058
Dividends receivable	265,414
Dividends receivable from affiliated investments	137,690
Receivable for Fund shares sold	1,562,552
Trustees' deferred compensation plan	18,303
Prepaid expenses	8,112
Total assets	$1,044,147,288
Liabilities
Payable for Fund shares redeemed	$ 1,109,336
Payable to affiliates:
Investment adviser fee	557,206
Distribution and service fees	52,563
Trustees' deferred compensation plan	18,303
Accrued expenses	298,736
Total liabilities	$ 2,036,144
Net Assets	$1,042,111,144
Sources of Net Assets
Paid-in capital	$ 858,498,204
Distributable earnings	183,612,940
Net Assets	$1,042,111,144
Class A Shares
Net Assets	$ 77,008,923
Shares Outstanding	4,450,577
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 17.30
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 18.26
Class C Shares
Net Assets	$ 42,582,738
Shares Outstanding	2,770,129
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 15.37
Class I Shares
Net Assets	$ 922,470,761
Shares Outstanding	61,094,576
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.10
Class R6 Shares
Net Assets	$ 48,722
Shares Outstanding	3,226
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.10
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
9
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income	$ 6,474,463
Dividend income from affiliated investments	1,273,386
Total investment income	$ 7,747,849
Expenses
Investment adviser fee	$ 5,393,776
Distribution and service fees:
Class A	167,105
Class C	379,757
Trustees’ fees and expenses	56,287
Custodian fee	210,199
Transfer and dividend disbursing agent fees	702,025
Legal and accounting services	49,151
Printing and postage	76,765
Registration fees	131,274
Miscellaneous	37,995
Total expenses	$ 7,204,334
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 42,276
Total expense reductions	$ 42,276
Net expenses	$ 7,162,058
Net investment income	$ 585,791
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 4,781,507
Net realized gain	$ 4,781,507
Change in unrealized appreciation (depreciation):
Investments	$ 127,028,605
Net change in unrealized appreciation (depreciation)	$127,028,605
Net realized and unrealized gain	$131,810,112
Net increase in net assets from operations	$132,395,903
10
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$ 585,791	$ (896,788)
Net realized gain	4,781,507	2,037,433
Net change in unrealized appreciation (depreciation)	127,028,605	(118,087,961)
Net increase (decrease) in net assets from operations	$ 132,395,903	$(116,947,316)
Distributions to shareholders:
Class A	$ (144,961)	$ (1,361,292)
Class C	(91,351)	(861,780)
Class I	(1,740,579)	(10,042,624)
Total distributions to shareholders	$ (1,976,891)	$ (12,265,696)
Transactions in shares of beneficial interest:
Class A	$ 11,087,343	$ (1,683,252)
Class C	7,514,224	(549,059)
Class I	346,882,405	149,110,588
Class R6(1)	50,000	—
Net increase in net assets from Fund share transactions	$ 365,533,972	$ 146,878,277
Net increase in net assets	$ 495,952,984	$ 17,665,265
Net Assets
At beginning of year	$ 546,158,160	$ 528,492,895
At end of year	$1,042,111,144	$ 546,158,160
(1)	For the period from the commencement of operations, June 30, 2023, to September 30, 2023.
11
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.490	$ 18.260	$ 14.260	$ 11.580	$ 11.320
Income (Loss) From Operations
Net investment loss(1)	$ (0.019)	$ (0.058)	$ (0.065)	$ (0.031)	$ (0.008)
Net realized and unrealized gain (loss)	2.868	(3.338)	4.149	2.727	1.788
Total income (loss) from operations	$ 2.849	$ (3.396)	$ 4.084	$ 2.696	$ 1.780
Less Distributions
From net realized gain	$ (0.039)	$ (0.374)	$ (0.084)	$ (0.016)	$ (1.520)
Total distributions	$ (0.039)	$ (0.374)	$ (0.084)	$ (0.016)	$ (1.520)
Net asset value — End of year	$17.300	$14.490	$18.260	$14.260	$11.580
Total Return(2)	19.68%	(19.05)%	28.75%	23.31% (3)	18.91% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 77,009	$ 55,454	$ 70,818	$ 51,523	$ 42,531
Ratios (as a percentage of average daily net assets):
Expenses	1.03% (4)	1.03% (4)	1.03%	1.05% (3)	1.10% (3)
Net investment loss	(0.11)%	(0.33)%	(0.39)%	(0.25)%	(0.08)%
Portfolio Turnover	10%	7%	18%	23%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.05% and 0.19% of average daily net assets for the years ended September 30, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
12
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 12.980	$ 16.500	$ 12.990	$ 10.630	$ 10.590
Income (Loss) From Operations
Net investment loss(1)	$ (0.128)	$ (0.168)	$ (0.171)	$ (0.117)	$ (0.082)
Net realized and unrealized gain (loss)	2.557	(2.978)	3.765	2.493	1.642
Total income (loss) from operations	$ 2.429	$ (3.146)	$ 3.594	$ 2.376	$ 1.560
Less Distributions
From net realized gain	$ (0.039)	$ (0.374)	$ (0.084)	$ (0.016)	$ (1.520)
Total distributions	$ (0.039)	$ (0.374)	$ (0.084)	$ (0.016)	$ (1.520)
Net asset value — End of year	$15.370	$12.980	$16.500	$12.990	$10.630
Total Return(2)	18.73%	(19.58)%	27.78%	22.38% (3)	18.02% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 42,583	$ 29,326	$ 38,017	$ 30,580	$ 9,245
Ratios (as a percentage of average daily net assets):
Expenses	1.78% (4)	1.78% (4)	1.78%	1.80% (3)	1.83% (3)
Net investment loss	(0.86)%	(1.08)%	(1.14)%	(1.01)%	(0.82)%
Portfolio Turnover	10%	7%	18%	23%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.05% and 0.19% of average daily net assets for the years ended September 30, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
13
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 12.630	$ 15.910	$ 12.400	$ 10.050	$ 10.010
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.020	$ (0.011)	$ (0.021)	$ (0.000)(2)	$ 0.017
Net realized and unrealized gain (loss)	2.494	(2.895)	3.615	2.368	1.543
Total income (loss) from operations	$ 2.514	$ (2.906)	$ 3.594	$ 2.368	$ 1.560
Less Distributions
From net investment income	$ (0.005)	$ —	$ —	$ (0.001)	$ —
From net realized gain	(0.039)	(0.374)	(0.084)	(0.017)	(1.520)
Total distributions	$ (0.044)	$ (0.374)	$ (0.084)	$ (0.018)	$ (1.520)
Net asset value — End of year	$ 15.100	$ 12.630	$ 15.910	$ 12.400	$10.050
Total Return(3)	19.92%	(18.78)%	29.11%	23.60% (4)	19.22% (4)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$922,471	$461,378	$419,658	$271,918	$ 90,874
Ratios (as a percentage of average daily net assets):
Expenses	0.78% (5)	0.78% (5)	0.78%	0.80% (4)	0.82% (4)
Net investment income (loss)	0.13%	(0.07)%	(0.14)%	(0.00)% (6)	0.18%
Portfolio Turnover	10%	7%	18%	23%	18%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.0005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.05% and 0.19% of average daily net assets for the years ended September 30, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
(6)	Amount is less than (0.005)%.
14
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Financial Highlights — continued

Class R6
Period Ended September 30, 2023(1)
Net asset value — Beginning of period	$ 15.500
Income (Loss) From Operations
Net investment income(2)	$ 0.002
Net realized and unrealized loss	(0.402)
Total loss from operations	$ (0.400)
Net asset value — End of period	$15.100
Total Return(3)	(2.58)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 49
Ratios (as a percentage of average daily net assets):
Expenses	0.70% (5)(6)
Net investment income	0.05% (6)
Portfolio Turnover	10% (7)
(1)	For the period from the commencement of operations, June 30, 2023, to September 30, 2023.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the period ended September 30, 2023).
(6)	Annualized.
(7)	For the year ended September 30, 2023.
15
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Atlanta Capital Focused Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of September 30, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the
16

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Notes to Financial Statements — continued

defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$ 185,339	$ 37,899
Long-term capital gains	$1,791,552	$12,227,797
During the year ended September 30, 2023, distributable earnings was decreased by $708,272 and paid-in capital was increased by $708,272 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 3,355,357
Undistributed long-term capital gains	2,632,705
Net unrealized appreciation	177,624,878
Distributable earnings	$183,612,940
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 864,530,339
Gross unrealized appreciation	$ 204,241,873
Gross unrealized depreciation	(26,616,995)
Net unrealized appreciation	$ 177,624,878
17

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.575%
For the year ended September 30, 2023, the investment adviser fee amounted to $5,393,776 or 0.64% of the Fund’s average daily net assets. Eaton Vance Management (EVM), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, serves as administrator of the Fund, but receives no compensation. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund to Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays Atlanta Capital a portion of its investment adviser fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment adviser fee paid was reduced by $42,276 relating to the Fund’s investment in the Liquidity Fund.
Prior to March 1, 2023, EVM and Atlanta Capital had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceeded 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. Pursuant to this agreement, EVM and Atlanta Capital reimbursed no operating expenses for the year ended September 30, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, EVM earned $77,345 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $30,190 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2023 amounted to $167,105 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2023, the Fund paid or accrued to EVD $284,818 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2023 amounted to $94,939 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
18

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2023, the Fund was informed that EVD received approximately $6,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $438,560,290 and $83,948,090, respectively, for the year ended September 30, 2023.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	1,339,900	$ 22,868,433	1,180,026	$ 19,713,333
Issued to shareholders electing to receive payments of distributions in Fund shares	8,706	141,828	71,073	1,321,953
Redemptions	(723,812)	(11,922,918)	(1,304,312)	(22,718,538)
Net increase (decrease)	624,794	$ 11,087,343	(53,213)	$ (1,683,252)
Class C
Sales	860,735	$ 12,645,891	571,660	$ 8,808,641
Issued to shareholders electing to receive payments of distributions in Fund shares	6,263	91,129	51,338	859,908
Redemptions	(356,664)	(5,222,796)	(666,571)	(10,217,608)
Net increase (decrease)	510,334	$ 7,514,224	(43,573)	$ (549,059)
Class I
Sales	41,525,209	$ 594,783,326	22,762,009	$ 333,209,150
Issued to shareholders electing to receive payments of distributions in Fund shares	122,387	1,735,449	619,873	10,017,144
Redemptions	(17,094,833)	(249,636,370)	(13,215,796)	(194,115,706)
Net increase	24,552,763	$ 346,882,405	10,166,086	$ 149,110,588
Class R6(1)
Sales	3,226	$ 50,000	—	$ —
Net increase	3,226	$ 50,000	—	$ —
(1)	For the period from the commencement of operations, June 30, 2023, to September 30, 2023.
19

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
9  Affiliated Investments
At September 30, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $33,062,058, which represents 3.2% of the Fund's net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$21,835,141	$364,709,052	$(353,482,135)	$ —	$ —	$33,062,058	$1,273,386	33,062,058
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At September 30, 2023, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 1,009,093,159*	$ —	$ —	$ 1,009,093,159
Short-Term Investments	33,062,058	—	—	33,062,058
Total Investments	$ 1,042,155,217	$ —	$ —	$1,042,155,217
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
20

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital Focused Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital Focused Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2023,  the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
21

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $185,339, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2023, $2,939,182 or, if subsequently determined to be different, the net capital gain of such year.
22

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1  for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1     Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
23

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
24

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Atlanta Capital Focused Growth Fund (the “Fund”) and Boston Management and Research (the “Adviser”) and the sub-advisory agreement between the Adviser and Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of Eaton Vance Management, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
25

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
26

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
27

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund Complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda((1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
28

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
29

Eaton Vance
Atlanta Capital Focused Growth Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
30

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
31

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
32

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
33

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Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Atlanta Capital Management Company, LLC
1075 Peachtree Street NE
Suite 2100
Atlanta, GA 30309
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
*FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1451    9.30.23

Eaton Vance
Atlanta Capital Select Equity Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2023
Eaton Vance
Atlanta Capital Select Equity Fund

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, U.S. equity performance was strong. The S&P 500® Index, a broad measure of U.S. stocks, returned 21.62%; the blue-chip Dow Jones Industrial Average® returned 19.18%; and the tech-heavy Nasdaq Composite Index returned 26.11%.
 Fund Performance
For the 12-month period ended September 30, 2023, Atlanta Capital Select Equity Fund (the Fund) returned 19.95% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Index (the Index), which returned 21.19%.
Generally, the Fund seeks to invest in high-quality companies -- companies that typically have strong balance sheets, sustainable cash flows, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics.
On an individual stock basis, detractors from Fund performance versus the Index included not owning Index component NVIDIA Corp. (NVIDIA), an out-of-Index position in Diageo PLC (Diageo), and an overweight position in Teleflex, Inc. (Teleflex).
Not owning semiconductor firm NVIDIA hurt relative performance as its share price more than doubled during the period, lifted by increased demand for NVIDIA’s high-end graphics processing units in the burgeoning artificial intelligence, or AI, industry.
The share price of London-based Diageo, a global purveyor of alcoholic beverages -- including marquee brands Johnnie Walker Scotch, Guinness beer, and Smirnoff vodka -- declined as its premium spirits sales in North America slowed during the period.
The stock price of Teleflex, a maker of catheter systems and other medical devices, declined on weaker sales resulting from a slower-than-expected return to prepandemic levels of outpatient procedures, particularly within its men’s urology products.
On a sector basis, detractors from performance versus the Index included stock selections and an underweight position in the information technology sector; stock selections in the consumer staples sector; an underweight position in the communication services sector; and a lack of exposure to the energy sector, which benefited from rising oil prices during the period. The Fund typically has had little to no exposure to the energy sector, which has historically exhibited lower quality characteristics, such as volatile earnings and relatively low return on invested capital.
In contrast, the largest contributors to Fund performance versus the Index on an individual stock basis were overweight positions in TJX Companies, Inc. (TJX) and Markel Group. Inc. (Markel).
Historically, off-price apparel and home goods retailer TJX has benefited during periods when consumers felt economically challenged and sought out bargains. This period followed that pattern. TJX’s share price rose on increasing customer traffic and same-store sales. Additional tailwinds included profit margins that benefited from lower costs, and an improving buying environment for discounted inventory.
The share price of Markel, a specialty insurance provider, rose on strong premium writing, favorable underwriting outcomes, and good investment portfolio performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Management’s Discussion of Fund Performance† — continued

On a sector basis, contributors to Fund performance versus the Index included stock selections in the consumer discretionary and financials sectors, as well as a lack of holdings in the utilities and real estate sectors -- the only sectors within the Index to deliver negative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Performance

Portfolio Manager(s) William O. Bell IV, CFA, W. Matthew Hereford, CFA and Charles B. Reed, CFA, each of Atlanta Capital Management Company, LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/03/2012	01/03/2012	19.95%	9.21%	10.45%
Class A with 5.25% Maximum Sales Charge	—	—	13.65	8.03	9.86
Class C at NAV	03/19/2013	01/03/2012	18.99	8.39	9.79
Class C with 1% Maximum Deferred Sales Charge	—	—	17.99	8.39	9.79
Class I at NAV	01/03/2012	01/03/2012	20.24	9.48	10.73
Class R6 at NAV	02/01/2017	01/03/2012	20.30	9.53	10.77

Russell 1000® Index	—	—	21.19%	9.62%	11.62%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	1.04%	1.79%	0.79%	0.74%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$25,471	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$2,772,806	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$13,907,934	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
White Mountains Insurance Group, Ltd.	7.7%
TJX Cos., Inc. (The)	6.7
Fiserv, Inc.	6.3
CDW Corp.	5.9
Markel Group, Inc.	5.8
Alphabet, Inc., Class C	5.7
Global Payments, Inc.	5.5
Gartner, Inc.	4.3
GoDaddy, Inc., Class A	3.8
Ross Stores, Inc.	3.7
Total	55.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

6

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,051.70	$5.40**	1.05%
Class C	$1,000.00	$1,047.50	$9.24**	1.80%
Class I	$1,000.00	$1,052.90	$4.12**	0.80%
Class R6	$1,000.00	$1,053.10	$3.86**	0.75%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.32**	1.05%
Class C	$1,000.00	$1,016.04	$9.10**	1.80%
Class I	$1,000.00	$1,021.06	$4.05**	0.80%
Class R6	$1,000.00	$1,021.31	$3.80**	0.75%
*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent an allocation of certain expenses to affiliate(s), expenses would be higher.
7

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Portfolio of Investments

Common Stocks — 98.1%
Security	Shares	Value
Beverages — 2.7%
Diageo PLC ADR(1)	127,332	$ 18,995,388
		$ 18,995,388
Capital Markets — 1.8%
S&P Global, Inc.	35,452	$ 12,954,515
		$ 12,954,515
Chemicals — 2.0%
Sherwin-Williams Co. (The)	56,491	$ 14,408,030
		$ 14,408,030
Construction Materials — 3.6%
Martin Marietta Materials, Inc.	62,828	$ 25,789,637
		$ 25,789,637
Containers & Packaging — 1.2%
Ball Corp.	175,944	$ 8,758,492
		$ 8,758,492
Electrical Equipment — 2.5%
AMETEK, Inc.	119,875	$ 17,712,730
		$ 17,712,730
Electronic Equipment, Instruments & Components — 6.7%
CDW Corp.	206,593	$ 41,682,204
Trimble, Inc.(2)	111,703	6,016,323
		$ 47,698,527
Financial Services — 15.0%
Fiserv, Inc.(2)	401,251	$ 45,325,313
Global Payments, Inc.	337,802	38,978,973
Visa, Inc., Class A	98,701	22,702,217
		$107,006,503
Food Products — 1.6%
Nestle S.A. ADR	102,774	$ 11,630,934
		$ 11,630,934
Health Care Equipment & Supplies — 6.8%
STERIS PLC	107,209	$ 23,523,799
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Teleflex, Inc.	128,001	$ 25,140,676
		$ 48,664,475
Insurance — 13.5%
Markel Group, Inc.(2)	28,031	$ 41,275,367
White Mountains Insurance Group, Ltd.	36,709	54,905,284
		$ 96,180,651
Interactive Media & Services — 5.7%
Alphabet, Inc., Class C(2)	304,570	$ 40,157,555
		$ 40,157,555
IT Services — 8.1%
Gartner, Inc.(2)	88,540	$ 30,423,229
GoDaddy, Inc., Class A(2)	367,729	27,388,456
		$ 57,811,685
Life Sciences Tools & Services — 4.6%
Danaher Corp.	53,930	$ 13,380,033
Thermo Fisher Scientific, Inc.	37,518	18,990,486
		$ 32,370,519
Professional Services — 5.5%
Broadridge Financial Solutions, Inc.	46,656	$ 8,353,757
TransUnion	214,265	15,382,084
Verisk Analytics, Inc.	64,183	15,162,592
		$ 38,898,433
Software — 2.9%
Adobe, Inc.(2)	18,612	$ 9,490,259
Autodesk, Inc.(2)	53,748	11,120,999
		$ 20,611,258
Specialty Retail — 13.9%
O'Reilly Automotive, Inc.(2)	27,498	$ 24,991,832
Ross Stores, Inc.	233,404	26,362,982
TJX Cos., Inc. (The)	530,784	47,176,082
		$ 98,530,896
Total Common Stocks (identified cost $416,562,638)		$698,180,228

8
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Portfolio of Investments — continued

Short-Term Investments — 2.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(3)	14,265,889	$ 14,265,889
Total Short-Term Investments (identified cost $14,265,889)		$ 14,265,889
Total Investments — 100.1% (identified cost $430,828,527)		$712,446,117
Other Assets, Less Liabilities — (0.1)%		$ (607,038)
Net Assets — 100.0%		$711,839,079
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $238,688.
(2)	Non-income producing security.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
Abbreviations:
ADR	– American Depositary Receipt
9
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Unaffiliated investments, at value (identified cost $416,562,638) — including $238,688 of securities on loan	$ 698,180,228
Affiliated investments, at value (identified cost $14,265,889)	14,265,889
Dividends receivable	369,913
Dividends receivable from affiliated investments	55,113
Receivable for Fund shares sold	1,148,620
Securities lending income receivable	1,608
Tax reclaims receivable	146,477
Trustees' deferred compensation plan	29,256
Total assets	$714,197,104
Liabilities
Payable for Fund shares redeemed	$ 1,644,432
Payable to affiliates:
Investment adviser and administration fee	418,850
Distribution and service fees	44,457
Trustees' deferred compensation plan	29,256
Other	16,124
Accrued expenses	204,906
Total liabilities	$ 2,358,025
Net Assets	$711,839,079
Sources of Net Assets
Paid-in capital	$ 411,587,864
Distributable earnings	300,251,215
Net Assets	$711,839,079
Class A Shares
Net Assets	$ 77,342,245
Shares Outstanding	2,677,370
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 28.89
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 30.49
Class C Shares
Net Assets	$ 32,069,976
Shares Outstanding	1,221,979
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 26.24
Class I Shares
Net Assets	$ 596,812,523
Shares Outstanding	19,997,063
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 29.85
10
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Statement of Assets and Liabilities   — continued

September 30, 2023
Class R6 Shares
Net Assets	$5,614,335
Shares Outstanding	187,400
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 29.96
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
11
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $115,323)	$ 4,453,138
Dividend income from affiliated investments	707,278
Securities lending income, net	34,770
Total investment income	$ 5,195,186
Expenses
Investment adviser and administration fee	$ 5,023,357
Distribution and service fees:
Class A	204,441
Class C	360,280
Trustees’ fees and expenses	47,426
Custodian fee	174,532
Transfer and dividend disbursing agent fees	425,561
Legal and accounting services	53,473
Printing and postage	42,165
Registration fees	74,061
Miscellaneous	35,530
Total expenses	$ 6,440,826
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 99,411
Total expense reductions	$ 99,411
Net expenses	$ 6,341,415
Net investment loss	$ (1,146,229)
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 23,285,257
Net realized gain	$ 23,285,257
Change in unrealized appreciation (depreciation):
Investments	$ 109,597,379
Net change in unrealized appreciation (depreciation)	$109,597,379
Net realized and unrealized gain	$132,882,636
Net increase in net assets from operations	$131,736,407
12
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$ (1,146,229)	$ (1,811,677)
Net realized gain	23,285,257	53,155,285
Net change in unrealized appreciation (depreciation)	109,597,379	(176,654,714)
Net increase (decrease) in net assets from operations	$131,736,407	$(125,311,106)
Distributions to shareholders:
Class A	$ (5,124,789)	$ (5,522,108)
Class C	(2,469,246)	(3,341,372)
Class I	(36,608,467)	(49,103,496)
Class R6	(248,103)	(1,637,136)
Total distributions to shareholders	$ (44,450,605)	$ (59,604,112)
Transactions in shares of beneficial interest:
Class A	$ 3,425,859	$ (5,066,211)
Class C	(8,416,803)	(3,820,110)
Class I	(16,900,320)	(104,214,470)
Class R6	2,398,795	(24,053,064)
Net decrease in net assets from Fund share transactions	$ (19,492,469)	$(137,153,855)
Net increase (decrease) in net assets	$ 67,793,333	$(322,069,073)
Net Assets
At beginning of year	$ 644,045,746	$ 966,114,819
At end of year	$711,839,079	$ 644,045,746
13
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 25.630	$ 32.700	$ 26.970	$ 25.680	$ 23.050
Income (Loss) From Operations
Net investment loss(1)	$ (0.092)	$ (0.115)	$ (0.127)	$ (0.071)	$ (0.030)
Net realized and unrealized gain (loss)	5.105	(4.874)	6.841	1.612	3.567
Total income (loss) from operations	$ 5.013	$ (4.989)	$ 6.714	$ 1.541	$ 3.537
Less Distributions
From net realized gain	$ (1.753)	$ (2.081)	$ (0.984)	$ (0.251)	$ (0.907)
Total distributions	$ (1.753)	$ (2.081)	$ (0.984)	$ (0.251)	$ (0.907)
Net asset value — End of year	$28.890	$25.630	$32.700	$26.970	$25.680
Total Return(2)	19.95% (3)	(16.13)%	25.32%	6.03% (3)	16.23% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 77,342	$ 64,515	$ 87,943	$ 72,953	$ 78,208
Ratios (as a percentage of average daily net assets):
Expenses	1.05% (3)(4)	1.04% (4)	1.03%	1.05% (3)	1.05% (3)
Net investment loss	(0.33)%	(0.39)%	(0.40)%	(0.28)%	(0.13)%
Portfolio Turnover	1%	9%	11%	18%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.01% and 0.02% of average daily net assets for the years ended September 30, 2023, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
14
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 23.600	$ 30.480	$ 25.390	$ 24.360	$ 22.080
Income (Loss) From Operations
Net investment loss(1)	$ (0.278)	$ (0.315)	$ (0.341)	$ (0.246)	$ (0.195)
Net realized and unrealized gain (loss)	4.671	(4.484)	6.415	1.527	3.382
Total income (loss) from operations	$ 4.393	$ (4.799)	$ 6.074	$ 1.281	$ 3.187
Less Distributions
From net realized gain	$ (1.753)	$ (2.081)	$ (0.984)	$ (0.251)	$ (0.907)
Total distributions	$ (1.753)	$ (2.081)	$ (0.984)	$ (0.251)	$ (0.907)
Net asset value — End of year	$26.240	$23.600	$30.480	$25.390	$24.360
Total Return(2)	18.99% (3)	(16.72)%	24.35%	5.28% (3)	15.32% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 32,070	$ 36,518	$ 51,206	$ 46,117	$ 32,809
Ratios (as a percentage of average daily net assets):
Expenses	1.80% (3)(4)	1.79% (4)	1.78%	1.80% (3)	1.80% (3)
Net investment loss	(1.09)%	(1.14)%	(1.16)%	(1.01)%	(0.89)%
Portfolio Turnover	1%	9%	11%	18%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.01% and 0.02% of average daily net assets for the years ended September 30, 2023, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
15
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 26.370	$ 33.500	$ 27.540	$ 26.150	$ 23.400
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.023)	$ (0.043)	$ (0.052)	$ (0.002)	$ 0.028
Net realized and unrealized gain (loss)	5.256	(5.006)	6.996	1.643	3.629
Total income (loss) from operations	$ 5.233	$ (5.049)	$ 6.944	$ 1.641	$ 3.657
Less Distributions
From net realized gain	$ (1.753)	$ (2.081)	$ (0.984)	$ (0.251)	$ (0.907)
Total distributions	$ (1.753)	$ (2.081)	$ (0.984)	$ (0.251)	$ (0.907)
Net asset value — End of year	$ 29.850	$ 26.370	$ 33.500	$ 27.540	$ 26.150
Total Return(2)	20.24% (3)	(15.92)%	25.64%	6.30% (3)	16.51% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$596,813	$540,296	$799,388	$750,584	$464,862
Ratios (as a percentage of average daily net assets):
Expenses	0.80% (3)(4)	0.79% (4)	0.78%	0.80% (3)	0.80% (3)
Net investment income (loss)	(0.08)%	(0.14)%	(0.16)%	(0.01)%	0.12%
Portfolio Turnover	1%	9%	11%	18%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.01% and 0.02% of average daily net assets for the years ended September 30, 2023, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
16
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 26.450	$ 33.580	$ 27.600	$ 26.190	$ 23.420
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.004)	$ (0.066)	$ (0.037)	$ 0.011	$ 0.039
Net realized and unrealized gain (loss)	5.267	(4.983)	7.001	1.650	3.638
Total income (loss) from operations	$ 5.263	$ (5.049)	$ 6.964	$ 1.661	$ 3.677
Less Distributions
From net realized gain	$ (1.753)	$ (2.081)	$ (0.984)	$ (0.251)	$ (0.907)
Total distributions	$ (1.753)	$ (2.081)	$ (0.984)	$ (0.251)	$ (0.907)
Net asset value — End of year	$29.960	$26.450	$33.580	$27.600	$26.190
Total Return(2)	20.30% (3)	(15.88)%	25.66%	6.37% (3)	16.58% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,614	$ 2,716	$ 27,577	$ 21,482	$ 20,121
Ratios (as a percentage of average daily net assets):
Expenses	0.75% (3)(4)	0.74% (4)	0.74%	0.75% (3)	0.75% (3)
Net investment income (loss)	(0.01)%	(0.20)%	(0.11)%	0.04%	0.17%
Portfolio Turnover	1%	9%	11%	18%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.01% and 0.02% of average daily net assets for the years ended September 30, 2023, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
17
See Notes to Financial Statements.

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Atlanta Capital Select Equity Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of September 30, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business
18

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Notes to Financial Statements — continued

trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$ —	$15,469,892
Long-term capital gains	$44,450,605	$44,134,220
During the year ended September 30, 2023, distributable earnings was decreased by $2,364,267 and paid-in capital was increased by $2,364,267 due to the Fund’s use of equalization accounting and differences between book and tax accounting for net operating losses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 19,611,776
Late year ordinary losses	(781,240)
Net unrealized appreciation	281,420,679
Distributable earnings	$300,251,215
At September 30, 2023, the Fund had a late year ordinary loss of $781,240 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 431,025,438
Gross unrealized appreciation	$ 294,686,516
Gross unrealized depreciation	(13,265,837)
Net unrealized appreciation	$ 281,420,679
19

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.700%
$500 million but less than $1 billion	0.675%
$1 billion but less than $2.5 billion	0.650%
$2.5 billion but less than $5 billion	0.630%
$5 billion and over	0.615%
For the year ended September 30, 2023, the investment adviser and administration fee amounted to $5,023,357 or 0.69% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM and an indirect, wholly-owned subisidary of Morgan Stanley. EVM pays Atlanta Capital a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment adviser and administration fee paid was reduced by $26,692 relating to the Fund’s investment in the Liquidity Fund.
EVM and Atlanta Capital have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.05%, 1.80%, 0.80% and 0.75% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after January 31, 2024. Pursuant to this agreement, EVM and Atlanta Capital were allocated $72,719 in total of the Fund's operating expenses for the year ended September 30, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, EVM earned $67,430 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $1,956 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2023 in the amount of $1,416. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2023 amounted to $204,441 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2023, the Fund paid or accrued to EVD $270,210 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2023 amounted to $90,070 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
20

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2023, the Fund was informed that EVD received approximately $2,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $9,240,211 and $64,042,015, respectively, for the year ended September 30, 2023.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	914,187	$ 24,544,226	410,141	$ 12,324,611
Issued to shareholders electing to receive payments of distributions in Fund shares	154,452	4,219,638	149,385	4,441,223
Redemptions	(908,142)	(25,338,005)	(732,158)	(21,832,045)
Net increase (decrease)	160,497	$ 3,425,859	(172,632)	$ (5,066,211)
Class C
Sales	121,593	$ 3,073,377	105,803	$ 2,958,467
Issued to shareholders electing to receive payments of distributions in Fund shares	73,015	1,823,188	91,257	2,513,213
Redemptions	(520,196)	(13,313,368)	(329,249)	(9,291,790)
Net decrease	(325,588)	$ (8,416,803)	(132,189)	$ (3,820,110)
Class I
Sales	4,989,915	$ 141,123,940	4,229,905	$ 130,065,268
Issued to shareholders electing to receive payments of distributions in Fund shares	996,963	28,084,462	1,214,455	37,065,145
Redemptions	(6,479,413)	(186,108,722)	(8,818,824)	(271,344,883)
Net decrease	(492,535)	$ (16,900,320)	(3,374,464)	$(104,214,470)
Class R6
Sales	97,961	$ 2,791,025	81,444	$ 2,480,787
Issued to shareholders electing to receive payments of distributions in Fund shares	4,159	117,522	49,095	1,502,801
Redemptions	(17,407)	(509,752)	(849,040)	(28,036,652)
Net increase (decrease)	84,713	$ 2,398,795	(718,501)	$ (24,053,064)
21

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
9  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.
At September 30, 2023, the total value of securities on loan was $238,688 and the total value of collateral received was $245,639, comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.
10  Affiliated Investments
At September 30, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $14,265,889, which represents 2.0% of the Fund's net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$18,311,399	$129,946,731	$(133,992,241)	$ —	$ —	$14,265,889	$707,278	14,265,889
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
22

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Notes to Financial Statements — continued

At September 30, 2023, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 698,180,228*	$ —	$ —	$ 698,180,228
Short-Term Investments	14,265,889	—	—	14,265,889
Total Investments	$ 712,446,117	$ —	$ —	$712,446,117
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
23

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital Select Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital Select Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
24

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $4,555,918, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2023, $23,270,511 or, if subsequently determined to be different, the net capital gain of such year.
25

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
26

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
27

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Atlanta Capital Select Equity Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s abilities and experience in implementing the Fund’s investment strategies. In particular, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including both U.S. and foreign common stocks. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group and lower than the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over other periods, and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received
28

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Board of Trustees’ Contract Approval — continued

information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

29

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
30

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management,“MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund Complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
31

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
32

Eaton Vance
Atlanta Capital Select Equity Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
33

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
34

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
35

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
36

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Atlanta Capital Management Company, LLC
1075 Peachtree Street NE
Suite 2100
Atlanta, GA 30309
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5748    9.30.23

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Atlanta Capital Focused Growth Fund, Eaton Vance Atlanta Capital Select Equity Fund and Eaton Vance Atlanta Capital SMID-Cap Fund, (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 10 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2022 and September 30, 2023 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Atlanta Capital Focused Growth Fund

Fiscal Years Ended	9/30/22	9/30/23
Audit Fees	$31,450	$36,400
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,650	$0
All Other Fees(3)	$0	$0

Total	$33,100	$36,400

Eaton Vance Atlanta Capital Select Equity Fund

Fiscal Years Ended	9/30/22	9/30/23
Audit Fees	$30,450	$34,400
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$2,175	$0
All Other Fees(3)	$0	$0

Total	$32,625	$34,400

Eaton Vance Atlanta Capital SMID-Cap Fund

Fiscal Years Ended	9/30/22	9/30/23
Audit Fees	$43,550	$45,500
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$3,175	$0
All Other Fees(3)	$0	$0

Total	$46,725	$45,500

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (February 28, August 31, September 30, or November 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/21	2/28/22	8/31/22	9/30/22	11/30/22	2/28/23	8/31/23	9/30/23
Audit Fees	$54,400	$54,100	$180,900	$105,450	$63,600	$60,900	$176,700	$116,300
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$23,701	$19,540	$9,000	$7,000	$4,350	$4,350	$0	$0
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0

Total	$78,101	$73,640	$189,900	$112,450	$67,950	$65,250	$176,700	$116,300

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/21	2/28/22	8/31/22	9/30/22	11/30/22	2/28/23	8/31/23	9/30/23
Registrant(1)	$23,701	$19,540	$9,000	$7,000	$4,350	$4,350	$0	$0
Eaton Vance(2)	$51,800	$51,800	$0	$52,836	$52,836	$52,836	$52,836	$52,836

(1)	Includes all of the Series of the Trust.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date: November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: November 21, 2023

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date: November 21, 2023